EXHIBIT 99.2
Levitt Corporation
Consolidated Statements of Financial Condition — Unaudited
(In thousands except share data)

	September 30,	December 31,
	2005	2004
Assets
Cash and cash equivalents	$97,174	125,522
Restricted cash	1,089	2,017
Inventory of real estate	525,303	413,471
Investment in Bluegreen Corporation	93,747	80,572
Property and equipment, net	40,050	31,137
Other assets	29,571	25,748

Total assets	$786,934	678,467

Liabilities and Shareholders’ Equity

Accounts payable and accrued liabilities	$70,699	66,271
Customer deposits	44,939	43,022
Current income tax payable	9,335	4,314
Notes and mortgage notes payable	260,758	221,605
Notes and mortgage notes payable to affiliates	1,113	46,621
Junior subordinated debentures	54,124	—
Deferred tax liability, net	5,513	1,845

Total liabilities	446,481	383,678

Shareholders’ equity:
Preferred stock, $0.01 par value
Authorized: 5,000,000 shares
Issued and outstanding: no shares	—	—
Common stock, Class A, $0.01 par value
Authorized: 50,000,000 shares
Issued and outstanding: 18,604,053 and 18,597,166 shares, respectively	186	186
Common stock, Class B, $0.01 par value
Authorized: 10,000,000 shares
Issued and outstanding: 1,219,031 and 1,219,031 shares, respectively	12	12
Additional paid-in capital	180,964	180,790
Unearned compensation	(165)	—
Retained earnings	159,033	113,643
Accumulated other comprehensive income	423	158

Total shareholders’ equity	340,453	294,789

Total liabilities and shareholders’ equity	$786,934	678,467

Levitt Corporation
Consolidated Statements of Income — Unaudited
(In thousands, except per share data)

	Three Months		Nine Months
	Ended September 30,		Ended September 30,
	2005	2004	2005	2004
Revenues:
Sales of real estate	$128,520	132,893	434,480	373,946
Title and mortgage operations	962	1,164	2,857	3,473

Total revenues	129,482	134,057	437,337	377,419

Costs and expenses:
Cost of sales of real estate	98,455	98,513	313,591	275,854
Selling, general and administrative expenses	20,070	17,298	62,675	50,233
Other expenses	1,448	3,722	3,390	5,198

Total costs and expenses	119,973	119,533	379,656	331,285

Earnings from Bluegreen Corporation	5,951	5,790	12,818	10,651
(Loss) earnings from real estate joint ventures	(207)	(25)	(75)	5,712
Interest and other income	1,924	1,979	4,699	3,306

Income before income taxes	17,177	22,268	75,123	65,803

Provision for income taxes	6,469	8,608	28,545	25,401

Net income	$10,708	13,660	46,578	40,402

Earnings per common share:
Basic	$0.54	0.69	2.35	2.23
Diluted	$0.53	0.66	2.32	2.18

Weighted average common shares outstanding:
Basic	19,817	19,816	19,816	18,083
Diluted	19,944	19,872	19,953	18,127

Cash dividends per common share:
Class A common stock	$0.02	0.02	0.06	0.02
Class B common stock	$0.02	0.02	0.06	0.02

LEVITT CORPORATION AND SUBSIDIARIES
Summary of Selected Financial Data (unaudited)

	As of or for the
	Nine Months Ended		As of or for the Three Months Ended
(dollars in thousands, except per share and average price data)	9/30/2005	9/30/2004	9/30/2005	6/30/2005	3/31/2005	12/31/2004	9/30/2004
Consolidated Operations:
Revenues from sales of real estate	$434,480	373,946	128,520	107,094	198,866	175,706	132,893
Cost of sales of real estate	313,591	275,854	98,455	84,547	130,589	130,420	98,513

Margin (a)	$120,889	98,092	30,065	22,547	68,277	45,286	34,380
Earnings from Bluegreen Corporation	$12,818	10,651	5,951	4,729	2,138	2,417	5,790
Selling, general & administrative expenses	$62,675	50,233	20,070	19,459	23,146	20,768	17,298
Net income	$46,578	40,402	10,708	6,052	29,818	17,013	13,660

Basic earnings per share	$2.35	2.23	0.54	0.31	1.50	0.86	0.69
Diluted earnings per share (b)	$2.32	2.18	0.53	0.30	1.49	0.85	0.66
Average shares outstanding (thousands)	19,816	18,083	19,817	19,816	19,816	19,816	19,816
Diluted shares outstanding (thousands)	19,953	18,127	19,944	19,949	19,965	19,961	19,872

Dividends declared per common share	$0.06	0.02	0.02	0.02	0.02	0.02	0.02

Key Performance Ratios:
S, G & A expense as a percentage of total revenues	14.3%	13.3%	15.5%	18.0%	11.6%	11.7%	12.9%
Return on average shareholders’ equity, trailing 12 mos. (d)	20.5%	24.6%	20.5%	22.3%	32.1%	27.3%	24.6%
Ratio of debt to shareholders’ equity	92.8%	93.1%	92.8%	81.4%	71.3%	91.0%	93.1%
Ratio of debt to total capitalization	48.1%	48.2%	48.1%	44.9%	41.6%	47.6%	48.2%
Ratio of net debt to total capitalization	33.3%	27.9%	33.3%	28.2%	17.3%	25.3%	27.9%

Consolidated Balance Sheet Data:
Cash	$97,174	109,746	97,174	99,778	134,784	125,522	109,746
Inventory of real estate	525,303	428,304	525,303	453,182	401,818	413,471	428,304
Investment in Bluegreen Corporation	93,747	80,752	93,747	87,658	82,761	80,572	80,752
Total assets	786,934	652,137	786,934	716,205	683,543	678,467	652,137
Total debt	315,995	260,346	315,995	268,659	231,095	268,226	260,346
Total liabilities	446,481	372,368	446,481	386,204	359,301	383,678	372,368
Shareholders’ equity	340,453	279,769	340,453	330,001	324,242	294,789	279,769

Homebuilding Division (e):
Revenues from sales of real estate	$335,756	316,100	110,674	107,095	117,987	156,196	112,431
Cost of sales of real estate	265,118	248,830	87,266	84,273	93,579	122,267	88,499

Margin (a)	$70,638	67,270	23,408	22,822	24,408	33,929	23,932
Margin percentage (c)	21.0%	21.3%	21.2%	21.3%	20.7%	21.7%	21.3%
New orders (units)	1,277	1,365	243	429	605	314	357
New orders ($)	$381,880	351,354	82,725	133,874	165,281	76,562	87,194
Construction starts	1,370	1,945	545	478	347	349	461
Homes delivered	1,388	1,451	439	448	501	675	534
Average selling price of homes delivered	$242,000	218,000	252,000	239,000	236,000	231,000	211,000
Backlog of homes (units)	1,703	2,175	1,703	1,899	1,918	1,814	2,175
Backlog of homes ($)	$494,836	528,281	494,836	522,785	496,006	448,647	528,281

Land Division (f):
Revenues from sales of real estate	$84,614	77,061	17,914	149	66,551	19,139	20,163
Cost of sales of real estate	38,055	33,755	10,783	182	27,090	9,083	10,085

Margin (a)	$46,559	43,306	7,131	(33)	39,461	10,056	10,078
Margin percentage (c)	55.0%	56.2%	39.8%	-22.1%	59.3%	52.5%	50.0%
Acres sold	1,413	919	109	—	1,304	293	133
Inventory of real estate (acres) (g)	12,325	8,632	12,325	7,045	7,045	8,349	8,632
Inventory of real estate ($)	$154,488	123,867	154,488	114,038	106,645	122,056	123,867
Acres subject to firm sales contracts	435	711	435	545	543	1,833	711
Acres subject to firm sales contracts (sales value)	$43,427	58,657	43,427	59,884	59,624	121,095	58,657

(a)	Margin is calculated as sales of real estate minus cost of sales of real estate.

(b)	Diluted earnings per share takes into account the dilution in earnings we recognize from Bluegreen as a result of outstanding securities issued by Bluegreen that enable the holders thereof to acquire shares of Bluegreen’s common stock.

(c)	Margin percentage is calculated by dividing margin by sales of real estate.

(d)	Calculated by dividing net income by average shareholders’ equity. Average shareholders’ equity is calculated by averaging the equity balance at the end current period with the equity balance at the end of the same period in the prior year.

(e)	Excludes joint ventures. Backlog includes all homes subject to sales contracts.

(f)	Includes land sales to Homebuilding division, if any. These inter-segment transactions are eliminated in consolidation.

(g)	Includes 7,520 estimated net saleable acres as of 9/30/2005.

LEVITT CORPORATION
Homebuilding Communities — Lot Inventory
As of: 9/30/05

		Sales	Planned	Closed		Sold	Net Units
Community	Location	Started	Units (a)	Units	Inventory	Backlog	Available
ACTIVE ADULT
Cascades — St. Lucie West (b)	Port St. Lucie, FL	2000	1,158	1,142	16	5	11
Summit Greens	Clermont, FL	2000	770	740	30	27	3
Cascades — Estero	Ft. Myers, FL	2002	614	479	135	123	12
Cascades — Sarasota	Sarasota, FL	2003	453	130	323	206	117
Cascades — World Golf Village	St. John's County, FL	2005	450	—	450	147	303
Cascades — Groveland	Groveland, FL	2005	999	—	999	141	858
Seasons — Laurel Canyon	Canton, GA	2005	766	—	766	29	737

Total Actively Selling Communities			5,210	2,491	2,719	678	2,041

Cascades — River Hall	Ft. Myers, FL	2005 Q4	570	—	570	—	570
Cascades — Southern Hills	Brooksville, FL	2005 Q4	925	—	925	—	925
Seasons — Tradition (b)	Port St. Lucie, FL	2005 Q4	1,200	—	1,200	—	1,200
Seasons — Prince Creek	Murrell's Inlet, SC	2005 Q4*	460	—	460	—	460

Total Currently in Development			3,155	—	3,155	—	3,155

TOTAL ACTIVE ADULT INVENTORY			8,365	2,491	5,874	678	5,196

FAMILY
Magnolia Lakes (b)	Port St. Lucie, FL	2002	479	473	6	4	2
Regency Hills	Clermont, FL	2002	265	257	8	6	2
Avalon Park	Orlando, FL	2002	806	548	258	224	34
Summerport	Windermere, FL	2003	481	311	170	164	6
Riomar	Sarasota, FL	2004	154	—	154	126	28
Hunter’s Creek	Orange County, FL	2004	112	—	112	112	—
Hartwood Reserve	Clermont, FL	2004	325	—	325	151	174
Various	Memphis, TN	Various	2,038	1,387	651	187	464
Various	Nashville, TN	Various	95	12	83	51	32

Total Actively Selling Communities			4,755	2,988	1,767	1,025	742

San Simeon I	Ft. Myers, FL	2005 Q4	219	—	219	—	219
Jessup Reserve	Seminole County, FL	2005 Q4*	161	—	161	—	161
Turtle Creek	Osceola County, FL	2006 Q1*	436	—	436	—	436
Jessup Landings	Seminole County, FL	2006 Q1*	185	—	185	—	185
Various	Memphis, TN	Various	714	—	714	—	714
Various	Nashville, TN	Various	—	—	—	—	—

Total Currently in Development			1,715	—	1,715	—	1,715

TOTAL FAMILY INVENTORY			6,470	2,988	3,482	1,025	2,457

TOTAL INVENTORY OWNED
Active Adult communities			8,365	2,491	5,874	678	5,196
Family communities			6,470	2,988	3,482	1,025	2,457

Total Properties Owned			14,835	5,479	9,356	1,703	7,653

PROPERTIES UNDER CONTRACT TO BE ACQUIRED (c)
Active Adult communities		Various	1,245	—	1,245	—	1,245
Family communities		Various	2,359	—	2,359	—	2,359

Total Properties Under Contract			3,604	—	3,604	—	3,604

	Total Properties		18,439	5,479	12,960	1,703	11,257

*	Projected sales commencement date. Actual sales commencement date may be different.

(a)	Actual number of units may vary from original project plan due to engineering and architectural changes.

(b)	Acquired from Land DivisioFn

(c)	There can be no assurance that current property contracts will be consummated.

LEVITT CORPORATION
Land Development Properties
As of: 9/30/05

							$ Book
			Non-	Net		Saleable	value per	Acres	Saleable
		Total	Saleable	Saleable	Closed	Acres	Saleable	Under	Acres
Project	Location	Acres	Acres (a)	Acres (a)	Acres	Remaining	Acre ($000)	Contract (b)	Available (c)
Currently in Development

St. Lucie West	St. Lucie County, FL	1,964	—	1,964	1,951	13	$—	9	4

Tradition FL	St. Lucie County, FL	8,246	2,388	5,858	1,324	4,534	$25	426	4,108

TBD	Jasper County, SC	5,390	2,417	2,973	—	2,973	$14	—	2,973

Total Currently in Development		15,600	4,805	10,795	3,275	7,520	$21	435	7,085

	Total Properties	15,600	4,805	10,795	3,275	7,520	$21	435	7,085

(a)	Actual saleable acres may vary from original plan due to changes in zoning, project design, or other factors.

(b)	There can be no assurance that current property contracts will be consummated.

(c)	Saleable acres available for sale are estimated to include the following mix of use:

	Acres	Residential	Commercial
Project	Available	Units*	Sq. Ft.
St. Lucie West	4	—	35,000
Tradition FL	4,108	11,000	8,500,000
TBD — South Carolina	2,973	7,500	1,500,000

Total	7,085	18,500	10,035,000

______________
*	Based on current plans for these communities. Management does not expect to utilize the full residential density allowed by the existing entitlements.